UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 4, 2011

(Date of report; date of earliest event reported)

Commission file number: 001-33590

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Delaware	98-0551260
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

717 Fifth Avenue

New York, New York

10022

(Address of principal executive offices)

(Zip Code)

(212) 589-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2011, MF Global Holdings Ltd. (the “Company”) announced the resignation of Jon S. Corzine as Chief Executive Officer and director of the Company on November 4, 2011, effective November 4, 2011. Mr. Corzine has confirmed that he will not seek severance payments in connection with his resignation.

Edward L. Goldberg, the lead director of the Board of Directors, and Bradley I. Abelow, the Company’s President and Chief Operating Officer, will continue in their current positions.

A copy of the Company’s press release announcing the events described above is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release, dated November 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF Global Holdings Ltd.
(Registrant)
Dated: November 9, 2011	/S/ Jacqueline M. Giammarco
Jacqueline M. Giammarco
Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 4, 2011.